UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported): April 25, 2025
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LivePerson, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	0-30141	13-3861628
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

530 7th Ave, Floor M1
New York, New York 10018
(Address of principal executive offices, with zip code)

(212) 609-4200
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)
 _____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LPSN	The Nasdaq Stock Market LLC
Rights to Purchase Series A Junior Participating Preferred Stock	None	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The board of directors (the “Board”) of LivePerson, Inc. (the “Company”) has determined that the Company’s 2025 annual meeting of stockholders (the “Annual Meeting”) will be held on June 25, 2025 via live audio webcast at a time to be specified in the Company’s proxy statement related to the Annual Meeting. The Board has established May 1, 2025 as the record date for the determination of stockholders of the Company entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.

Because the Company has changed the date of its Annual Meeting following its fiscal year ended December 31, 2024 by more than 30 days from the date of the previous year’s meeting, the Company has set a new deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Annual Meeting. In order to be considered for inclusion in the Company’s proxy statement and proxy card relating to the Annual Meeting, any such proposal must be received by the Company at 570 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary on or before May 5, 2025. Any proposal submitted after the above deadline will not be considered timely and will be excluded from the Company’s proxy materials. Proposals of stockholders must also otherwise be in compliance with the rules of the U.S. Securities and Exchange Commission (“SEC”) regarding eligibility for inclusion in the Company’s proxy statement and proxy card, and the Company may omit from its proxy materials any proposal that does not comply with the SEC’s rules.

In addition, any director nomination or proposal for consideration at the Annual Meeting submitted by a stockholder other than pursuant to Rule 14a-8 must be received by the Company at 570 Seventh Ave, Floor M1, New York, New York 10018, Attention: Corporate Secretary not later than the close of business on May 5, 2025, which is the tenth day following the date of this Current Report on Form 8-K. The May 5, 2025 deadline will also apply in determining whether notice of a stockholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c)(1) of the Exchange Act.

All director nominations or stockholder proposals intended to be considered at the Annual Meeting must comply with applicable Delaware law, the rules and regulations promulgated by the SEC, and the procedures set forth in the Company’s third amended and restated bylaws. In addition to satisfying the requirements under the Company's third amended and restated bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later that May 5, 2025.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    April 25, 2025
LIVEPERSON, INC.
(Registrant)

By:    /s/ Monica L. Greenberg
Monica L. Greenberg
Executive Vice President, Policy and General Counsel